Exhibit 10.23

In Seville, on December 18 , 2024 GATHERED On the one hand, NGE SPAIN SOLIA RENEWABLES SL , a Spanish company with registered office in Seville, at Calle Virgen de Luján nº 50 , bloque 2 , bajo b, 41 . 011 Seville (Seville) and Tax ID Number : B - 90346198 , duly represented by its attorney, Ms . Mª Carmen Mora Góngora, with ID number 79 . 203 . 4578 - Z – hereinafter the " Assignor . " And on the other hand, BLACKBERRY AIF S . L . , a Spanish company with registered office in Seville, at Calle Virgen de Luján nº 50 , bloque 2 , bajo B, 41 . 011 Seville, and tax identification number B - 55434377 , duly represented in this act by its sole administrator, Mr . José Antonio Mora Góngora, with ID number 79 . 203 . 459 - S - hereinafter referred to as the " Transferee . " The parties, each in their respective capacities, mutually and reciprocally acknowledge sufficient legal capacity to be bound by this document and : DECLARE I . - That the Ass ign or is the owner of the rights derived from the lease agreement signed between the Assignor and Mr . José García Belmonte, in his capacity as lessor, dated November 4 , 2024 , and that its purpose is the use and exploitation of an area corresponding to 103 . 5912 hectares of the property described below, of the easements of electrical and aqueduct routes that may be necessary for the installation and subsequent exploitation, maintenance, and operation of a data center and a solar photovoltaic installation on the following property : ADDRESS: POLÍGONO 2 PARCELAS 1 - 2 - 3 - 4 and POLÍGONO 3 PARCELAS 82 - 83, in the municipal district of of Vianos REGISTRATION. - POLYGON 2 PLOT 1: Volume: 967 Book: 45 Folio 33 Property no. 3,678 Alcaraz Property Registry. POLYGON 2 PLOT 2: Volume: 967 Book: 45 Folio 39 Property no. 3,679 Alcaraz Property Registry. POLYGON 2 PLOT 3: Volume: 967 Book: 45 Folio 37 Property no. 3,681 Alcaraz Property Registry. POLYGON 2 PLOT 4: Volume: 967 Book: 45 Folio 39 Property no. 3,682 Alcaraz Property Registry. POLYGON 3 PLOT 82: Volume: 967 Book: 45 Folio 31 Property no. 3,677 Alcaraz Property Registry. 1 / 3

POLYGON 3 PLOT 83: Volume: 967 Book: 45 Folio 41 Property no. 3,683 Alcaraz Property Registry. TITLE. - 100% full ownership by title of sale, for his community property. LIENS, LEASE STATUS, AND OTHER ENCUMBRANCES : Free of liens and liens, except for tax liabilities. CADASTRE REGISTRY : 02076A002000010000FH - 02076A002000020000FW - 02076A002000030000FA - 02076A002000040000FB - 02076A003000820000FG - 02076A003000830000FQ Attached to this contract, as a SINGLE ANNEX, forming an integral part thereof, is the lease agreement, hereinafter referred to as the " Lease Agreement ." II . - That the Assignee is a company dedicated to the industrial sector, interested in the development of data centers with solar photovoltaic installations in Spain, having signed for this purpose on December 3 , 2024 , with the company NGE SPAIN SOLIA RENEWABLES S . L . , a service provision contract for the development of this type of facility in Spain, hereinafter referred to as the " Development Contract . " III . - That the Development Agreement provides, among other milestones, for the assignment of the lease agreements signed by the Assignor on the properties where the data center and the solar photovoltaic installation will be located in favor of the Assignee . IV . - That both parties have agreed and consent to the transfer of the rights of the Lease Agreement described in the first recital, which is hereby effected subject to the following : STIPULATIONS First . - The purpose of this agreement is the transfer to the Assignee of the Lease Agreement for the use and exploitation of an area of 103 . 5912 hectares, of the easements of electrical and aqueduct routes that may be necessary for the installation and subsequent operation, maintenance, and operation of a data center together with a photovoltaic park on the property described in the first recital, with all the rights and obligations inherent thereto, thereby assuming the position previously held by the Assignor . Second . - The Transferor assumes the obligation to notify the transfer of the rights arising from the Lease Agreement to the lessor . Notwithstanding the foregoing, and given that the lease agreement expressly allows for its assignment without subjecting the effectiveness of such assignment to any authorization by the lessor, by signing this agreement , all rights and obligations arising from the Lease Agreement are hereby assigned , and the 2 / 3

Assignor is hereby fully exonerated from any rights and obligations in relation thereto . Third . - The parties undertake to have this assignment agreement notarized at the request of either party so that, in due course, it can be registered in the corresponding Property Registry, either party being able to compel the other to comply with this clause, with both the notary fees and the registration fees being borne by the Assignee . Fourth . - For the resolution of any issues that may arise in connection with this contract, both parties shall submit to Spanish jurisdiction . Likewise, they shall attempt in good faith to promptly resolve any dispute arising from or related to this Agreement through negotiation between the legal representatives of the Parties, including disputes related to the existence, validity, and termination of this Agreement . If a dispute is not resolved in accordance with the previous paragraph within ten (10) business days from the start of the dispute, then, at the choice of either Party, the dispute shall be resolved before the Courts and Tribunals of Seville (Capital) . Having read this document, the parties agree to its form and content, and in witness thereof and with the obligation to comply with it, they sign and initial it in duplicate for a single purpose in the place and on the date indicated at the beginning . The Assignor : 3 / 3 MARIA DEL CARMEN - 7 9 20 3 4 5 8 Z Digitally signed by MORA 79203458Z Recognition name (DN): c=ES, serialNumber=IDCES - 79203458Z, givenName=MARIA DEL CARMEN, sn=MORA GONGORA, cn=MORA GONGORA MARIA DEL CARMEN - 79203458Z Date: 2024.12.18 14:41:59 +01'00' NGE SPAIN SOLIA RENEWABLES SL Duly represented by Ms. Mª CARMEN MORA GÓNGORA Digitally signed by 79203459S JOSE ANTONIO MORA (R: B55434377) Recognition name (DN): 2.5.4.13=Reg:41021 /Sheet:SE - 145070 / IRUS:1000424288990 /Date:07/01/2024 / Registration:1, serialNumber=IDCES - 79203459S, givenName=JOSE ANTONIO, sn=MORA GONGORA, cn=79203459S JOSE ANTONIO MORA (R: B55434377), 2.5.4.97=VATES - B55434377, o=BLACKBERRY AIF SOCIEDAD LIMITADA, c=ES Date: 2024.12.18 14:42:26 +01'00' BLACKBERRY AIF SL. Duly represented by Mr. JOSÉ ANTONIO MORA GÓNGORA MORA GONGORA GONGORA MARIA DEL CARMEN - The Assignee: 79203459 S JOSE M AN O T R O A N ( I R O : B 5543437 7 )